UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): August 14, 2019

INCOME OPPORTUNITY REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-14784	75-2615944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 469-522-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	IOR	NYSE American

1

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

On August 14, 2019, Income Opportunity Realty Investors, Inc. (“IOR” or the “Company”) announced its operational results for the quarter ended June 30, 2019. A copy of the announcement is attached as Exhibit “99.1.”

The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit “99.1” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

(d)       Exhibits.

The following exhibit is furnished with this Report:

                    Exhibit No. Description

99.1*       Press release dated August 14, 2019

_________________________

* Furnished herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 15, 2019

INCOME OPPORTUNITY REALTY INVESTORS, INC.

By:	/s/ Gene S. Bertcher
Gene S. Bertcher
Executive Vice President and
Chief Financial Officer

3

INCOME OPPORTUNITY REALTY INVESTORS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(dollars in thousands, except per share amounts)
Expenses:
General and administrative (including $60 and $69 for the three months and $147 and $133 for the six months ended 2019 and 2018, respectively, to related parties)	$175	$153	$308	$276
Net income fee to related party	90	53	190	106
Advisory fee to related party	183	168	364	332
Total operating expenses	448	374	862	714
Net operating loss	(448)	(374)	(862)	(714)

Other income (expenses):
Interest income from related parties	1,677	1,081	3,319	2,123
Other Income	147	—	147	—
Total other income	1,824	1,081	3,466	2,123
Income before taxes	1,376	707	2,604	1,409
Income tax expense	289	—	547	—
Net income	$1,087	$707	$2,057	$1,409

Earnings per share - basic and diluted
Net income	$0.26	$0.17	$0.49	$0.34

Weighted average common shares used in computing earnings per share	4,168,214	4,168,214	4,168,214	4,168,214

The accompanying notes are an integral part of these consolidated financial statements.

5

INCOME OPPORTUNITY REALTY INVESTORS, INC.

CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2019	2018
	(Unaudited)	(Audited)
	(dollars in thousands, except par value amount)
Assets
Notes and interest receivable from related parties	$14,015	$14,030
Total notes and interest receivable	14,015	14,030
Cash and cash equivalents	7	4
Receivable and accrued interest from related parties	84,163	82,089
Total assets	$98,185	$96,123

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and other liabilities	$31	$26
Total liabilities	31	26
Shareholders’ equity:
Common stock, $0.01 par value, authorized 10,000,000 shares; issued 4,173,675 and outstanding 4,168,214 shares in 2019 and 2018	42	42
Treasury stock at cost, 5,461 shares in 2019 and 2018	(39)	(39)
Paid-in capital	61,955	61,955
Retained earnings	36,196	34,139
Total shareholders’ equity	98,154	96,097
Total liabilities and shareholders’ equity	$98,185	$96,123

The accompanying notes are an integral part of these consolidated financial statements.